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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        August 24, 1999
                                                -----------------------

BANK ONE CORPORATION
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(Exact name of registrant as specified in its charter)


Delaware                             333-60313               31-0738296
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(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)          Identification No.)


One First National Plaza, Chicago, IL                           60670
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(Address of principal executive offices)                      (ZIP Code)


Registrant's telephone number, including area code  312-732-4000
                                                    ------------
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Item 5. Other Events
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     On August 24, 1999, the Registrant issued a press release announcing that, based on a revised outlook for the second half, it anticipates full-year 1999 operating earnings per share to be between $3.60-$3.65. A copy of such press release is attached as Exhibit 99 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
------

(c)  Exhibits.

     Exhibit Number        Description of Exhibits
     --------------        -----------------------

     99                    Registrant's August 24, 1999 Press Release



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     BANK ONE CORPORATION
                                     ---------------------
                                     (Registrant)


Date: August 25, 1999                By:   /s/ M. Eileen Kennedy
      ------------------                  ------------------------------
                                           Title: Treasurer

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                                 EXHIBIT INDEX



Exhibit Number        Description of Exhibits
--------------        -----------------------


99                    Registrant's August 24, 1999 Press Release

                                       3